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                                                                   Exhibit 23a

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in Registration Statement (Form S-3) No. 33-33261 of Premier Acceptance Corporation of our report dated March 23, 1999, with respect to the financial statements of Premier Acceptance Corporation included in this Annual Report (Form 10-K) for the year ended December 31, 1998 and for the three-month period ended December 31, 1997.

/s/ Ernst & Young LLP

Minneapolis, Minnesota
March 23, 1999